Accounting estimates and judgments	9 Months Ended
Sep. 30, 2026
Accounting Policies, Changes in Accounting Estimates and Errors [Abstract]
Disclosure of impairment of assets [text block]
Update since December 31, 2025
Goodwill and indefinite life brands are tested for impairment annually, or when events or changes in circumstances indicate that they might be impaired. The carrying amount of the net assets of the Company as at September 30, 2026, are more than the Company's market capitalization, which triggers a requirement for the Company to perform an impairment test.
In Q3, the Company updated its forecasts as part of its Value Creation Plan, which was shared as part of its Analyst and Investor day on October 6, 2026. The forecasts are a notable change to those used in our impairment test as presented within the 20-F for the year ended December 31, 2025. We have performed goodwill impairment testing as of September 30, 2026. Utilizing the new forecasts, the following significant assumptions have been revised or maintained as follows:
•Budgeted cash flows: the calculation of value in use has been based on the cash flow forecasts by management for 2026 to 2031. Beyond 2031, terminal value growth rate have been applied for future periods in the absence of longer term detailed forecasts.
•Revenue: The compound average growth rate for the forecast period is 2.2% (December 31, 2025: 1.8%).
•Discount rate: a pre-tax discount rate of 9.0% (December 31, 2025: 8.8%) was applied to the cash flows.
•Long-term growth rates: the growth rate used in the testing after the detailed forecasting period was 2.0% (December 31, 2025: 2.0%).

As a result, we have determined that the value in use of the Frozen segment exceeded its carrying value by €468.1 million (December 31, 2025: €529.0 million).

Sensitivity to changes in assumptions

Management has prepared its forecast with a high degree of confidence, incorporating well-considered assumptions regarding consumers' responses to price increases in the current inflationary environment, as well as the anticipated trajectory of ongoing geopolitical conflicts. Specifically, management expects no further material changes to economic sanctions or tariffs that would significantly affect the availability or cost of raw materials and resources, and is confident that existing mitigation strategies will remain effective in managing any residual exposure. Whilst management considers these assumptions to be both reasonable and achievable, in the unlikely event that actual outcomes were to differ materially from those forecast, impairment charges could arise.

If the assumptions used in the impairment review were changed to a greater extent than as presented in the following table, the changes would, in isolation, lead to an impairment loss being recognized. The effect of a reasonably possible change to the most significant assumptions is as follows:

Change required for carrying value to equal recoverable amount
%
Pre-tax discount rate	0.6
Long-term growth rate	(0.6)
Compound average revenue growth rate	(1.6)

The decrease in compound average revenue growth rate necessary for an impairment to be recognized, shown in the table above, is beyond the bottom of the new forecasts in our Value Creation Plan. As at September 30, 2026, the Company had fixed 66% of its borrowings through fixed-interest-rate debt and interest rate swaps.